SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               ----------------

    Date of Report (Date of Earliest Event Reported)   July 13, 2000


                      NORTH FORK BANCORPORATION, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     1-10458                36-3154608
 ----------------------------     ----------------       -------------------
 (State or Other Jurisdiction     (Commission File        (I.R.S. Employer
      of Incorporation)                Number)           Identification No.)


               275 Broadhollow Road Melville, New York 11747
            ---------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


  (Registrant's Telephone Number, Including Area Code)   (631) 844-1004




ITEM 5.  OTHER EVENTS.

      On July 13, 2000, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") issued a press release announcing its earnings for the quarter ended June 30, 2000. A copy of the press release is filed herewith as Exhibit 99.1 and the information set forth in the press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1 Text of press release issued by North Fork on July 13, 2000.




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 20, 2000

                                NORTH FORK BANCORPORATION, INC.


                                By:  /s/ Daniel M. Healy
                                   -----------------------------------
                                   Name:  Daniel M. Healy
                                   Title: Executive Vice President and
                                            Chief Executive Officer




                               EXHIBIT INDEX

      Exhibit
      Number      Description
      -------     -----------
      99.1        Text of press release issued by North Fork on
                  July 13, 2000.